Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of Drinks Americas Holdings, Ltd. (the "Company") on Form 10-QSB/A for the fiscal quarter ended July 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I , J. Patrick Kenny, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:


      1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


      April 30, 2007


      /s/ J. Patrick Kenny
      -----------------------
          J. Patrick Kenny
          President and Chief
          Executive Officer

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